SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 05/25/97
                        (Date of earliest event reported)


                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                  (Registrant)

Date:  05/25/97

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee




J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1995-C1
B168

Report to Certificateholders for Payment Date:            May 25, 1997
Payment Summary

           Beginning         Certificate       Interest           Principal         Interest           Ending
Class      Factor            Rate              Type               Distribution      Distribution       Factor
A1         0.95643           0.07222510        Variable           2.28436           5.75650            0.95414
A1X*       0.00000           0.01780000        Fixed              0.00000           1.48333            0.00000
A2         1.00000           0.07352510        Variable           0.00000           6.12709            1.00000
A2X*       0.00000           0.01650000        Fixed              0.00000           1.37500            0.00000
B          1.00000           0.07572510        Variable           0.00000           6.31043            1.00000
C          1.00000           0.07752510        Variable           0.00000           6.46042            1.00000
D          1.00000           0.08182510        Variable           0.00000           6.81876            1.00000
DX*        0.00000           0.01212354        Variable           0.00000           1.01029            0.00000
E          1.00000           0.09002510        Variable           0.00000           7.50209            1.00000
F          1.00000           0.09002510        Variable           0.00000           7.50209            1.00000
G          1.00000           0.09002510        Variable           0.00000           7.50209            1.00000
NR         1.00000           0.09002510        Variable           0.00000           7.50209            1.00000
R-I        0.00000           0.00000000        N/A                0.00000           0.00000            0.00000
R-II       0.00000           0.00000000        N/A                0.00000           0.00000            0.00000

Class DX Components
DX-B*      0.00000           0.01430000        Fixed              0.00000           0.42058            0.00000
DX-C*      0.00000           0.01250000        Fixed              0.00000           0.42893            0.00000
DX-D*      0.00000           0.00820000        Fixed              0.00000           0.16078            0.00000
* Notional Class




           Principal         Principal         Interest           Interest          Total
Class      Payable           Adjustments       Payable            Adjustments       Payable
Regular
A1         192,331.29        0.00              484,668.46         0.00              676,999.75
A1X*       0.00              0.00              119,447.37         0.00              119,447.37
A2         0.00              0.00              190,889.55         0.00              190,889.55
A2X*       0.00              0.00              42,838.13          0.00              42,838.13
B          0.00              0.00              65,180.38          0.00              65,180.38
C          0.00              0.00              77,854.58          0.00              77,854.58
D          0.00              0.00              46,953.97          0.00              46,953.97
DX*        0.00              0.00              29,567.29          0.00              29,567.29
E          0.00              0.00              58,118.71          0.00              58,118.71
F          0.00              0.00              58,118.71          0.00              58,118.71
G          0.00              0.00              51,659.40          0.00              51,659.40
NR         0.00              0.00              38,775.57          0.00              38,775.57
R-I        0.00              0.00              0.00               0.00              0.00
R-II       0.00              0.00              0.00               0.00              0.00
Total      192,331.29        0.00              1,264,072.12       0.00              1,456,403.41

Class DX Components
DX-B*      0.00              0.00              12,308.73          0.00              12,308.73
DX-C*      0.00              0.00              12,553.13          0.00              12,553.13
DX-D*      0.00              0.00              4,705.43           0.00              4,705.43
* Notional Class

Other Information
                                       Current            Unreimbursed

Principal and Interest Advances        30,348.29          30,348.29
           Principal Portion           3,753.82           3,753.82
           Interest Portion            26,594.47          26,594.47

Servicing Advances                     0.00               0.00


Interest on Advances                                      0.00

Primary Servicing Fee                                     17,551.24
Master Servicing Fee                                      7,020.52
Special Servicing Fee                                     745.30



                                Scheduled        Unscheduled
                                Principal        Principal          Distribution
           Beginning            Distribution     Distribution       Certificate      Ending
Class      Balance              Amount           Amount             Principal        Balance
A1        80,526,316.33         192,331.29       0.00               192,331.29       80,333,985.04
A1X*      80,526,316.33         0.00             0.00               0.00             80,333,985.04
A2        31,155,000.00         0.00             0.00               0.00             31,155,000.00
A2X*      31,155,000.00         0.00             0.00               0.00             31,155,000.00
B         10,329,000.00         0.00             0.00               0.00             10,329,000.00
C         12,051,000.00         0.00             0.00               0.00             12,051,000.00
D         6,886,000.00          0.00             0.00               0.00             6,886,000.00
DX*       29,266,000.00         0.00             0.00               0.00             29,266,000.00
E         7,747,000.00          0.00             0.00               0.00             7,747,000.00
F         7,747,000.00          0.00             0.00               0.00             7,747,000.00
G         6,886,000.00          0.00             0.00               0.00             6,886,000.00
NR        5,168,634.00          0.00             0.00               0.00             5,168,634.00
R-I       0.00                  0.00             0.00               0.00             0.00
R-II      0.00                  0.00             0.00               0.00             0.00
Total     168,495,950.33        192,331.29       0.00               192,331.29       168,303,619.04

Class DX Components
DX-B*     10,329,000.00         0.00             0.00               0.00             10,329,000.00
DX-C*     12,051,000.00         0.00             0.00               0.00             12,051,000.00
DX-D*     6,886,000.00          0.00             0.00               0.00             6,886,000.00
* Notional Class


                                                                Collateral             Distrib
                                                                Value                  Cert         Unpaid
           Accrued              Prepayment       Prepayment     Adjusted   Net         Interest     Distrib  Distributable
           Certificate          Interest         Interest       Interest   Prepayment  for prior    Cert     Certif
Class      Interest             Excess           Shortfall      Amount     Premium     Distrb Dates Interest Interest
A1        484,668.46            0.00             0.00           0.00       0.00        0.00         0.00     484,668.46
A1X*      119,447.37            0.00             0.00           0.00       0.00        0.00         0.00     119,447.37
A2        190,889.55            0.00             0.00           0.00       0.00        0.00         0.00     190,889.55
A2X*      42,838.13             0.00             0.00           0.00       0.00        0.00         0.00     42,838.13
B         65,180.38             0.00             0.00           0.00       0.00        0.00         0.00     65,180.38
C         77,854.58             0.00             0.00           0.00       0.00        0.00         0.00     77,854.58
D         46,953.97             0.00             0.00           0.00       0.00        0.00         0.00     46,953.97
DX*       29,567.29             0.00             0.00           0.00       0.00        0.00         0.00     29,567.29
E         58,118.71             0.00             0.00           0.00       0.00        0.00         0.00     58,118.71
F         58,118.71             0.00             0.00           0.00       0.00        0.00         0.00     58,118.71
G         51,659.40             0.00             0.00           0.00       0.00        0.00         0.00     51,659.40
NR        38,775.57             0.00             0.00           0.00       0.00        0.00         0.00     38,775.57
R-I       0.00                  0.00             0.00           0.00       0.00        0.00         0.00     0.00
R-II      0.00                  0.00             0.00           0.00       0.00        0.00         0.00     0.00
Total     1,264,072.12          0.00             0.00           0.00       0.00        0.00         0.00     1,264,072.12

Class DX Components
DX-B*     12,308.73             0.00             0.00           0.00       0.00        0.00         0.00     12,308.73
DX-C*     12,553.13             0.00             0.00           0.00       0.00        0.00         0.00     12,553.13
DX-D*     4,705.43              0.00             0.00           0.00       0.00        0.00         0.00     4,705.43
* Notional Class

